Hamilton PC

2121 S. Oneida St., Suite 312
Denver, CO  80224
P: (303) 548-8072
F: (888) 466-4216
cpaeah@msn.com

On May 14, 2010 after discussions with the company’s new Chief Financial Officer it was determined that the valuation of the company’s Loans Held for Investment for the prior year ended March 31, 2009 should have been accounted for under FASB ASC 310-30, “ Loans and Debits Securities Acquired with Deteriorated Credit Quality”.

We concur with the decision and treatment of the account transactions.

We have reviewed the Form 8-K/A and agree the statements made in this document.

Hamilton, PC

/s/ Hamilton, PC

Denver, Colorado
December 16, 2010